SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            March 9, 2001
                            Date of Report
                  (Date of Earliest Event Reported)

                             ENCIBAR, INC.
       (Exact Name of Registrant as Specified in its Charter)

     Utah                 2-86724D               87-0396692
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                         131 N.W. 13th Street
                      Boca Raton, Florida 33432
             (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                         (561) 362-0049


                   5525 South 900 East, Suite 110
                     Salt Lake City, Utah 84117
      (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          (a) Pursuant to a Reorganization Agreement (the "Agreement") dated March 7, 2001, and deemed to have been closed as of March 9, 2001, between the Registrant, VersaCOM International, Inc., a Florida corporation ("VersaCOM-Florida"), and all of the holders of common and preferred stock of VersaCOM-Florida (sometimes collectively called the "VersaCOM-Florida Stockholders"), the VersaCOM-Florida Stockholders became the controlling stockholders of the Registrant in a transaction viewed as a reverse acquisition, pursuant to which VersaCOM-Florida will become a wholly-owned subsidiary of the Registrant, assuming all VersaCOM Stockholders execute and deliver the Agreement. The Agreement was treated as a recapitalization of the Registrant for accounting purposes.

          The Agreement was adopted, ratified and approved by the Board of Directors of the Registrant at a special meeting held on March 7, 2001.

          The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Agreement were: Sarah Edson Jenson, former President and Director, owned 260,000 shares of the Company (13.7%); Lisa Howells, former Secretary/Treasurer and Director, owned 260,000 shares of the Company (13.7%); Vickie Rosenkrantz Jenson, former Director, owned 260,000 shares of the Company (13.7%); and Jenson Services, Inc., owned 987,500 shares of the Company (51.9%).

          The source of the consideration used by the VersaCOM-Florida Stockholders to acquire their respective interests in the Company was the exchange of 100% of the outstanding common stock of VersaCOM-Florida pursuant to the Agreement.

          The basis of the "control" by the VersaCOM-Florida Stockholders is stock ownership.

          Pursuant to the Agreement, the Registrant was required:

          1. To exchange 10,460,000 "unregistered" and "restricted" shares of the Registrant, pro rata, in exchange for all of the outstanding shares of common stock of VersaCOM-Florida (only 81.2% of the VersaCOM-Florida Stockholders have currently executed and delivered a copy of the Agreement).

          2. Subject to the filing of a proxy statement with the Securities and Exchange Commission and the affirmative vote of persons owning a majority of the post-Agreement outstanding voting securities of the Registrant at a special meeting of stockholders called for this purpose, to amend the Articles of Incorporation of the Registrant to change its name to "VersaCOM International, Inc." A Preliminary Proxy Statement has been filed with the Securities and Exchange Commission for this purpose, and the Definitive Proxy Statement will be incorporated herein by reference on filing.

          3. To adopt a written compensation agreement (the Consultant Compensation Agreement No. 1 [the "Plan"]) pursuant to which six individual employees or consultants of the Company, including one of the Company's attorneys (collectively, the Consultants), were granted options to acquire an aggregate total of 200,000 shares of common stock of the Registrant at an exercise price of $0.01 per share. The Registrant filed an S-8 Registration Statement covering the shares underlying these options on or about March 9, 2001. A copy of the Plan was filed as an exhibit to the Registration Statement. This Registration Statement is incorporated herein by reference.

          4. To accept the conversion of an outstanding Debenture of the Registrant in the amount of $16,000 for 160,000 shares of the Registrant's common stock ("restricted securities"); and

          5. To accept the cancellation of 1,327,500 shares of the Registrant's outstanding common stock by certain principal stockholders.

          Following resignations, in seriatim, of the directors and
executive officers of the Registrant, the designation and election, in seriatim, of John M. Kaiser, President, CEO and Director; John Sugrue, Vice President and Director; Fred A. Schwartz, Chief Operating Officer, Secretary and Director; and Richard Libutti, Chief Financial Officer and Treasurer, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or
termination.   These persons served in these same capacities for VersaCOM-
Florida prior to the completion of the Agreement. Resumes of these persons are included below under the caption "Management" of Item 2.

          81.2% of the VersaCOM-Florida Stockholders have presently adopted, ratified and approved the Agreement; however, the Registrant anticipates receiving the approval of 100% of the VersaCOM-Florida Stockholders and will continue to accept ratification by the remaining stockholders under the Agreement.

          Taking into account the number of outstanding shares of the Registrant's common stock after (i) the conversion of an outstanding Debenture of Encibar in the amount of $16,000 for 160,000 shares of the Registrant's common stock; (ii) the issuance of up to 200,000 shares of common stock to certain persons under a written compensation agreement pursuant to an S-8 Registration Statement; (iii) the cancellation of 1,327,500 shares of the Registrant's outstanding common stock by certain principal stockholders; and
(iv) assuming that all of the VersaCOM Stockholders execute and deliver the Agreement, there will be 11,396,690 post-Agreement outstanding shares of the reorganized Registrant.

          A copy of the Agreement, including any material exhibits and related instruments, accompanies this Report, which, by this reference, are incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding share holdings of the Company's directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock, after taking into account the completion of the Agreement:

                                                                  Approximate
                                             Amount and Nature      Percent
                                               of Beneficial          of
     Name                    Title               Ownership           Class

John M. Kaiser      President, CEO                4,100,000            36%
                    and Director

John Sugrue         Vice President and              750,000             7%
                    Director

Fred A. Schwartz    COO, Secretary and              580,000             5%
                    Director

Richard Libutti     CFO and Director                 25,000            .2%


All directors and executive                       5,455,000          48.2%
officers as a group (4)

Item 2.  Acquisition or Disposition of Assets.

     (a) See Item 1. The consideration exchanged under the Agreement was negotiated at "arms length" between the directors and executive officers of the Registrant. The Board of Directors of VersaCOM-Florida and the VersaCOM-Florida Stockholders, and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of VersaCOM-Florida; its management; and the potential benefit of the Agreement to the stockholders of the Registrant. The members of the Board of Directors determined in their good faith judgment that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in VersaCOM-Florida prior to the completion of the Agreement.

     (b) The Registrant intends to continue the business operations formerly conducted by VersaCOM-Florida, which are described below under the heading
Business.   Also see the financial statements of VersaCOM-Florida accompanying this Report, which are described in Item 7, for a description of any assets of VersaCOM-Florida and a description of its facilities.

                                 Business

     VersaCom International, Inc. ("VersaCom" or the "Company") is a full-service provider of telecommunications systems, data networks and related services throughout the United States. We offer our customers a single source for nearly all their voice and data requirements. Company capabilities include designing, installing, cabling and programming telecommunications and data systems as well as providing on-site training, product customization and 24 x 7 customer support and maintenance. In addition, our technicians and engineers provide on-site system/network administration and other technical support on a contracted or time-and-materials basis. Lastly, we market local and long distance communications and digital signal line "DSL" services as an authorized BellSouth partner and a reseller for Cable and Wireless.

     The Company was incorporated in Florida on January 27, 1999. Our corporate headquarters are located in Boca Raton, Florida; we have a regional operation in the Baltimore-Washington metropolitan area; and a sales and marketing office in Southern California.

     Although we primarily market, install and support Telrad Networks' telecommunications product line, we also provide various voice and data networking equipment from other leading manufacturers such as Lucent, Cisco Systems, Valcom and others. These relationships enable the Company to provide leading edge products for voice and data systems to an increasingly sophisticated and demanding customer base.

     Our typical customer has from 25 to 200 users at each of its locations. Year 2000 customers included both large and small companies from a wide variety of industries such as Rexall Sundown, The Check Cashing Stores, Cysive, PrimeSource Financial, American Association of Airports, Suburban Hospital and ByeByeNow Travel.

     In August 2000, VersaCom became the first company in the United States to enter into a Master Distributor Agreement with Telrad Networks. Telrad is a major Israeli-based manufacturer of telecommunications equipment with worldwide sales in excess of $300 million. It is 80%-owned by Koor Industries, Israel's largest industrial company, and 20% by Nortel. The agreement establishes VersaCom as a Master Distributor of Telrad products in 25 states in the eastern U.S. Beginning on November 1, 2000, we became the exclusive supplier of Telrad products and support to over 80 Telrad dealers as well as to telecommunication equipment dealers that we recruit. Another benefit of becoming a Master Distributor is that we should realize higher margins on direct sales of Telrad products by our own sales force. We are in the process of designing an e-commerce web site to enable our Telrad sub-distributors to order parts and request support online. We believe that this opportunity will generate significant sales and profits.

     The telecommunications systems and data network markets in the U.S. are very large, steadily growing and highly fragmented, particularly in the areas of distribution, installation and training. VersaCom's target market, companies with 25 to 200 users, is serviced by small distributors/dealers with annual sales of $0.5 million to $5 million. The typical small distributor is unable to achieve meaningful economies of scale and typically has its growth constrained by a lack of professional management and financial resources. Further, the current convergence of telecommunications and data networks presents a problem for many small companies that do not have expertise in both of these areas.

     We believe we have assembled the resources, with the exception of growth capital, and have the expertise to achieve rapid growth and profitability. We have a strong Board of Directors, a seasoned, highly motivated management team, very experienced sales and technical personnel and valuable strategic relationships. All of the Company's executives and other key employees are under employment contracts. In addition, we anticipate adding several executives from companies we plan to acquire during the next several months. Our technical personnel have the requisite certifications and experience to design and install a broad range of telecommunication systems and data networks and provide training and ongoing support/maintenance and system administration.

                                Management

The following persons are officers and/or directors of the Company:

  Name                  Age     Position

  John M. Kaiser         41     President, Chief Executive Officer and
                                Director
  Murray Schwartz        81     Director
  Richard Libutti        42     Chief Financial Officer
  Fred Schwartz          55     Chief Operating Officer, Director
  Robert Levis           39     Vice President of Business
                                Development
  John Sugrue            59     Vice President, Director
  Shaun Campbell         33     Vice President of Information Technology
  Michele Vanesko        36     Vice President of Marketing

     All directors hold office until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. Officers hold office until the first meeting of directors following the annual meeting of shareholders and until their successors are elected and qualified, subject to earlier removal by the Board of Directors.

     John M. Kaiser, President, Chief Executive Officer and Director.
Mr. Kaiser has more than 21 years of successful start up enterprises. His expertise lies in new business development, merchandise planning and developing product lines. During the 12 prior years, he was co-founder and Chief Executive Officer of M & J Technologies, Inc., a full service maintenance company of Mainframes, printers and POS equipment in addition to marketing and sales of custom computers and maintenance contracts. After driving sales to approximately $2 Million, M & J was sold to Alpha Microsystems in 1998. M & J clients included Mr. Kaiser founded VersaCom in 1999. He participated on the board of the ASCDI for 2 years and directed the creation of the largest third party maintenance organization, which is still in operation today.

     Murray Schwartz, Director. Since 1979, Senator Schwartz has been President and Chief Executive Officer of Honest Ballot Association, a non-profit organization established in 1909 to maintain integrity in electoral processes. Prior to 1979, he was engaged in several business ventures. His most prominent success was in the establishment of Whale Oil Company, a retail and wholesale petroleum distributor that became the largest independent in the metropolitan New York area. At the time he implemented the sale of the Company to Standard Oil of Indiana, the business had more than 600 employees and 30,000 customers. He also sold the Company's trucking service, known as Atco Trucking, as part of an additional transaction to Standard Oil. In 1971, he sold Deep Water Terminals, Inc., a 2 square city block of water piers and storage tanks to Consolidated Edison Company of New York. He also owned and operated 2 insurance brokerage agencies, (Schwartz-Strauss Agency and Epic Limited.) He also organized a travel agency in 1963 that he still operates. From 1965 to 1972, Sen. Schwartz served as an elected New York State Senator. From 1973 to 1976 Sen. Schwartz was the Commissioner of Commerce and Industry of the City of New York. Sen. Schwartz received his Masters Degree in Business and Public Administration and his Bachelors Degree in Business and Industrial Psychology from New York University.

     Richard Libutti, Chief Financial Officer. Mr. Libutti has more than twenty years of financial experience. Before joining VersaCom, Mr. Libutti spent the past 5 years as Chief Financial Officer and Vice President of Finance with a merchant banking organization headquartered in Boca Raton, Florida. Prior to that, Mr. Libutti served for approximately 4 years as Corporate Controller for a California based organization in various enterprises including retail and wholesale sales, real estate, manufacturing, telemarketing, telephonic call center and consumer finance. Mr. Libutti also served for 4 years as a Divisional Unit Controller for LSG SkyChefs, a former division of AMR, Inc. (American Airlines). Mr. Libutti began his professional career as a Senior Accountant for a certified public accounting firm for more than 8 years. His experience has included, but not limited to, financial reporting, finance, treasury, tax compliance, initial public offerings, as well as mergers and acquisitions activity for private and public enterprises.

     Fred Schwartz, Chief Operating Officer, Director. Mr. Schwartz was admitted to practice law in New York in 1968. He spent 15 years as a government attorney, the last five of which were as a trial attorney for the U.S. Department of Justice. For the next 15 years, Mr. Schwartz was in the private practice of law. In 1998 he relocated to Boca Raton, Florida, and become an adjunct professor at the University of Miami and a business consultant. Mr. Schwartz consulted successfully for a number of companies. One of the companies that he help to "turn-around" was acquired and, in June 1999, he became a vice president of the acquiring company, Byebyenow.com, Inc., a clicks-to-bricks travel company with 300 franchised travel agencies. Mr. Schwartz joined VersaCOM, a vendor of ByeByeNow, in November 2000 as it Chief Operating Officer.

     Robert Levis, Vice President of Business Development. Mr. Levis joins VersaCom with more than 15 years of Corporate Development experience. As a CPA, his career started as a Supervising Sr. Accountant and then Manager of Real Estate and Hospitality Consulting for Florida-based KPMG Peat Marwick. From there Mr. Levis moved on to Blockbuster Entertainment where he managed mergers, acquisitions and strategic planning as Vice President of Corporate Development. As Brand Manager and Vice President of Corporate Development for Extended Stay America, Mr. Levis created and executed the business plan along with serving primarily as strategic consultant to the CEO and CFO in developing new business opportunities. Most recently, as Vice President of Corporate Development for Nations Rent, Mr. Levis performed all aspects of acquiring private operators with a consolidation strategy.

     John Sugrue, Vice President of Procurement, Director. Mr. Sugrue, born and educated in England, settled in the United States in 1972. With over 30 years of diversified entrepreneurial experience, Mr. Sugrue began his career in the United States as Vice President of Drummond Enterprises, a multi-faceted development company specializing in Hotel and Land Development. From 1974 to 1980, he was self-employed in the Commercial Brokerage and Land Development field and then moved on to owning and operating various retail stores from 1980 to 1998. Most recently, as co-owner of M & J Technologies, he teamed up with Mr. John Kaiser to create VersaCom International, Inc.

Shaun Campbell, Vice President of Information Technology. Mr. Campbell started his career with Texas-based Johnson and Johnson as a Systems Analyst and then moving into a Senior Analyst position responsible for managing all network, server, telecommunications, voice mail and video conferencing systems. From there, Mr. Campbell moved to Florida where he joined AutoNation, Inc. and served in many positions including Senior Network Specialist, Manager of NT Servers, Manager of Open Systems Security and finally as Director of Security Engineering. In this role, he developed a security architecture to overlay the company technology. Mr. Campbell's most recent achievement, before joining VersaCOM, was with clicks-to-bricks travel company ByeByeNOW.com where he was Director of E-Business Infrastructure and Operations. In this position, he designed, implemented and integrated infrastructure of web servers, streaming media servers, CosmoCom VoIP ACD servers, Onyx CRM servers and back office servers to support the franchise organization.

     Michele Vanesko, Vice President of Marketing. Ms. Vanesko has nearly 20 years experience in retail purchasing, marketing, merchandising, customer service, web site development, Internet operations and strategic planning. From 1987 to 1998, she was with home-shopping giant QVC, in various roles including, merchandising, buying, International business, product development, distribution and retail management. In 1998, Ms. Vanesko served as Vice President of Merchant Services for Spree.com, a network marketing company with focus on consumer cash back shopping. From there, Ms. Vanesko relocated to Ft. Lauderdale, Fl to become Vice President of Merchandising for a televised travel show, uShopTV and most recently, Vice President of Business Development for ByeByeNow.com, Inc., a clicks-to-bricks travel company with 300 franchised travel agents.

Item 6.  Resignations of Directors and Executive Officers.

     As a result of the completion of the Agreement, Sarah Edson Jenson, resigned as President and Director; Lisa Howells, resigned as
Secretary/Treasurer and Director; and Vickie Rosenkrantz Jenson, resigned as
Director.   See Item 1(a)and the heading "Management" of Item 2 for
information respecting the new directors and executive officers.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. Unaudited financial statements of VersaCOM Florida were attached to the Agreement as an exhibit. See Item 7. The financial statements required to be filed on Form 8-K will be filed with the Securities and Exchange Commission on or before April 23, 2001, a date that is 75 days from the completion of the Agreement.

         (b) Pro Forma Financial Information. Unaudited financial statements of VersaCOM Florida were attached to the Agreement as an exhibit. See Item 7. The financial statements required to be filed on Form 8-K will be filed with the Securities and Exchange Commission on or before April 23, 2001, a date that is 75 days from the completion of the Agreement.

         (c)  Exhibits.

                                                Exhibit
Description of Exhibit*                          Number
-----------------------                          ------
Reorganization Agreement                            2

News Release dated March 9, 2001                   99

Documents Incorporated by Reference*

S-8 Registration Statement filed with the on or about March 9, 2001*

Definitive Proxy Statement to be filed on or about March 30, 2001*

10-KSB Annual Report for the year ended
March 31, 2000*

10-QSBA Quarterly Report for the quarter ended December 31, 2000*

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ENCIBAR, INC.

Date: 03/23/01                  By /s/John M. Kaiser
      -----------              -----------------------------
                                John M. Kaiser
                                President and Director

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